1 Nasdaq: VTVT Improving the Lives of Millions of People Living with Type 1 Diabetes March 2025

2 THE STATEMENTS MADE IN THIS PRESENTATION AND THE ACCOMPANYING ORAL COMMENTARY MAY INCLUDE FORWARD-LOOKING STATEMENTS REGARDING (I) THE DIABETES MARKET AND OTHER MARKETS, (II) THE DEVELOPMENT, CLINICAL TRIAL PROCESS, REGULATORY APPROVAL PROCESS AND ATTRIBUTES OF INVESTIGATIONAL AND MARKETED PRODUCTS TO TREAT THESE DISEASES AND OTHER CONDITIONS, (III) THE ECONOMIC POTENTIAL OF THOSE PRODUCTS AND (IV) THE FUTURE OPERATIONS, FUND-RAISING ACTIVITIES, EXPENDITURES, OPPORTUNITIES, AND FINANCIAL PERFORMANCE OF VTV THERAPEUTICS INC. FORWARD-LOOKING STATEMENTS INCLUDE ALL STATEMENTS THAT ARE NOT HISTORICAL FACTS AND CAN BE IDENTIFIED BY TERMS SUCH AS “ANTICIPATES,” “BELIEVES,” “COULD,” “ESTIMATES,” “EXPECTS,” “INTENDS,” “MAY,” “PLANS,” “POTENTIAL,” PREDICTS,” “PROJECTS,” “SEEKS,” “SHOULD,” “TARGET,” “WILL,” “WOULD” OR SIMILAR EXPRESSIONS AND THE NEGATIVES OF THOSE TERMS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY ESTIMATES BASED UPON THE INFORMATION AVAILABLE TO VTV THERAPEUTICS INC. (OR THE PARTY PREPARING SUCH FORWARD-LOOKING STATEMENTS) AS OF THE DATE OF THIS PRESENTATION. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN INVOLVE KNOWN AND UNKNOWN RISKS AND UNCERTAINTIES AND OTHER IMPORTANT FACTORS SUCH THAT ACTUAL FUTURE OPERATIONS, OPPORTUNITIES, PRODUCT DEVELOPMENT PROCESSES AND OUTCOMES, CLINICAL TRIAL PROCESSES AND OUTCOMES, REGULATORY APPROVAL PROCESSES AND OUTCOMES, ECONOMIC PERFORMANCE OF PRODUCTS, FUND-RAISING ACTIVITIES AND FINANCIAL PERFORMANCE MAY DIFFER MATERIALLY FROM THOSE SET FORTH IN OR IMPLIED IN THESE FORWARD-LOOKING STATEMENTS. THESE RISKS, UNCERTAINTIES, AND OTHER FACTORS, WHICH MAY NOT BE WITHIN OUR CONTROL, ARE DISCUSSED IN MORE DETAIL IN OUR QUARTERLY, ANNUAL AND CURRENT REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, UNDER THE CAPTIONS, “RISK FACTORS,” “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.” THEREFORE, YOU SHOULD READ THIS PRESENTATION IN CONJUNCTION WITH SUCH MEANINGFUL CAUTIONARY STATEMENTS. UNDUE RELIANCE SHOULD NOT BE PLACED ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. EXCEPT AS REQUIRED BY LAW, WE EXPRESSLY DISCLAIM ANY RESPONSIBILITY TO PUBLICLY UPDATE OR REVISE OUR FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. ALL FORWARD- LOOKING STATEMENTS CONTAINED HEREIN ARE QUALIFIED IN THEIR ENTIRETY BY THE FOREGOING CAUTIONARYSTATEMENTS. THIS PRESENTATION IS BEING PROVIDED TO YOU FOR INFORMATION PURPOSES ONLY. THIS PRESENTATION DOES NOT CONSTITUTE AN OFFER OR SALE OF (OR THE SOLICITATION OF AN OFFER TO BUY) ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES. BY ACCEPTING THIS PRESENTATION, YOU ACKNOWLEDGE AND AGREE THAT (I) YOU WILL NOT RELY ON THIS PRESENTATION FOR MAKING ANY INVESTMENT DECISION WITH RESPECT TO ANY SECURITIES OF VTV THERAPEUTICS INC. OR ANY OF ITS SUBSIDIARIES, AND (II) ANY INVESTMENT DECISION MADE BY YOU WITH RESPECT TO ANY SUCH SECURITIES WILL BE BASED SOLELY ON AN OFFERING DOCUMENT RELATING TO SUCH SECURITIES (IF ANY), INCLUDING THE INFORMATION INCORPORATED BY REFERENCETHEREIN.

3 Pioneering Oral Drugs for Challenging Targets to Help Treat Diverse Chronic Diseases Advancing late-stage cadisegliatin program for type 1 diabetes Partnerships for potential additional upside and shareholder value

4 Experienced Leadership with Decades of Life Sciences Expertise Rich Nelson Chief Business Officer Carmen Valcarce, PhD Chief Scientific Officer Thomas Strack, MD Chief Medical Officer Dan Kirby SVP Strategic Ops Paul Sekhri Chair, President & CEO Martin Lafontaine Chief Commercial Officer

5 Cadisegliatin: Late-Stage Clinical Development Product Indication Pre-clinical Phase I Phase II Phase III* Next Key Milestone Partners + Regions Cadisegliatin (TTP399) GK Activator Type 1 Diabetes Topline Ph 3 data Partnership with G42 Healthcare to investigate cadisegliatin as an adjunct therapy to insulin for people living with Type 2 diabetes Cadisegliatin is under investigation and the safety and efficacy has not been established. There is no guarantee that this product will receive health authority approval or become commercially available for the use being investigated *Clinical hold lifted March 14, 2025; CATT1 Phase 3 trial expected to resume Q2 2025 following submission of protocol amendment to reduce the trial from 12 to 6 months which will expedite time to topline data by forgoing an additional 6-month safety assessment with no impact on original key endpoints

6 Cadisegliatin: Potential to be First Oral Adjunct Therapy for T1D Novel oral liver selective glucokinase activator in development to reduce hypoglycemia and improve glycemic control vs. insulin alone 1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes. 2 January 2023; 41(1): 76– 80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes – 2024; 3: Internal Studies – Data on File; 4: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 ~80% of 1.6M Americans living with T1D fail to achieve target blood glucose control with current SOC1 Hypoglycemia is often the major barrier to glycemic control2 Dosed in 500+ subjects to date3 Positive impact on hypoglycemia and HbA1c4 Phase 3 trial initiated Q2 2024 Clinical hold lifted March 2025 CATT1 Phase 3 trial expected to resume Q2 2025* FDA Breakthrough Designation Targets High Unmet Needs Derisked by Ph1 and Ph2 Data In Late-Stage Development *Following submission of protocol amendment to reduce the trial from 12 to 6 months which will expedite time to topline data by forgoing an additional 6-month safety assessment with no impact on original key endpoints

The Challenge: Lowering Blood Glucose to Target While Preventing Hypoglycemia

~80% fail to achieve ADA HbA1c target of <7.0%[1]

Insulin
The pharmacological standard of care with a narrow therapeutic window

Hypoglycemia
Often the major limiting factor in the glycemic management of patients with T1D[2]

Representative 7 Day CGM of patient with T1D



Sunday
Monday
Tuesday
Wednesday
Thursday
Friday
Saturday
Hyperglycemia
180
mg/dl
70
Hypoglycemia
12 pm
12 pm
12 pm
12 pm
12 pm
12 pm
12 pm

1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes. 2 January 2023; 41 (1): 76–80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes 2024; 3: Adapted from figure in Holt RI, et al. The management of type 1 diabetes in adults. A consensus report by the American Diabetes Association (ADA) and the European Association for the Study of Diabetes (EASD). Diabetes care. 2021 Nov 1;44(11):2589-625.

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8 Patients globally with T1D, growing 3.5% annually1 9.8 M Annual gross sales opportunity globally with T1D2 $3 - 5 B T2D global population Upside High Level Business Opportunity with Expansion Potential into Type 2 Diabetes 1: T1D Index 2: Internal Company Analysis – Data on File Large Established Markets

9 Cadisegliatin: Liver-Selective Glucokinase Activator Glucokinase regulates glucose metabolism in liver and pancreatic β-cells Pancreas Increases insulin, lowers glucagon production Triggers uptake and storage of glucose as glycogen Rapid decline in blood sugar Induces Hypoglycemia Reduces elevated blood sugar; glucose released when needed Glucokinase Activation Liver Reduces Hypoglycemia Cadisegliatin

10 Increased hypoglycemia1 Historical Limitations Elevated lipids1 Liver toxicity1 Reduction in hypoglycemia2 GK: glucokinase GKRP: glucokinase regulatory protein; 1: Ren et al., Glucokinase as an emerging anti-diabetes target and recent progress in the development of its agonists, J. of Enzyme Inhibition and Medicinal Chemistry, 37:1 606-615, https://doi.org/10.1080/14756366.2021.2025362; 2. Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Sci Transl Med. 2019 Jan 16;11(475):eaau3441 Cadisegliatin is in Development to Overcome Limitations of Past Approaches No impact on lipids likely due to preservation of GK-GKRP interaction2 Cadisegliatin’s Goals Loss of efficacy over time1 Durable efficacy2 Absence of liver toxicity2

11 In Non-Diabetic People, the Liver Acts as a Reservoir for Glucose with Insulin and Glucokinase being Key Gatekeepers Glucokinase When blood sugar is high Glucokinase, in presence of insulin, converts glucose into glycogen for storage Insulin Glucose When blood sugar is low Glycogen reserves are broken down into glucose for release Glycogen Portal Vein

12 With Type 1 Diabetes and Only Low Levels of Insulin Reaching the Liver, Glucokinase Activity Is Impaired Glucokinase When blood sugar is high Glucokinase activity is diminished due to low insulin in the liver, reducing glycogen storage When blood sugar is low Insufficient glycogen reserves to maintain glucose homeostasis Hypoglycemia Patient must take exogenous insulin Glucose Portal Vein

13 Cadisegliatin, as a Glucokinase Activator, Reactivates Innate Glucose- Regulating Capacity of the Liver Even in the Absence of Increased Insulin Levels When blood sugar is high Glucokinase is activated despite lower insulin levels When blood sugar is low Glycogen reserves available to prevent hypoglycemia Portal Vein cadisegliatin Glucokinase

Proof-of-Concept Data for Cadisegliatin in T1D and T2D

SimpliciT1 Phase 2 Study in T1D[1]

50% fewer symptomatic hypoglycemic episodes (p<0.04) and no ketoacidosis

Reduction of HbA1c by 0.36% vs. insulin alone ($p < 0.001$)

40% of cadisegliatin treated patients had reductions of total daily insulin dose **and** HbA1c (by 0.41%) vs. insulin alone

N = 100; US Study

Insulin Withdrawal Study in T1D[2]

No increased risk of ketoacidosis vs. insulin alone

Despite short treatment for only 7-10 days:

- Improved fasting plasma glucose levels
- Fewer hypoglycemic events

N = 23; US Study

AGATA Phase 2 Study in T2D[3]

Reduction of HbA1c by 0.9% vs. metformin ($p < 0.01$)

No difference to metformin with regards to hypoglycemia or hyperlipidemia over 6 months

N = 190; US Study

1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8; 2: Klein KR et al. Impact of the hepatoselective glucokinase activator TTP399 on ketoacidosis during insulin withdrawal in people with type 1 diabetes. Diabetes Obes Metab. 2022, Aug;24(8):1439–1447. https://doi.org/10.1111/dom.14697; 3: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Sci Transl Med. 2019 Jan 16;11(475):eaau3441

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Cadisegliatin Significantly Reduced Hypoglycemia and HbA1c v. Insulin Alone[1]

SimpliciT1 Phase 2 Trial in patients with T1D


Fewer Hypoglycemic Events
Cumulative Number of events
30
20
10
0
Placebo
TTP399
Δ = -50%
p =0.04
0
20
40
60
80
100
Study day


Improved Glycemic Control
Change from Baseline in HbA1c (%)
Second Estimand*
0.2
0.1
0
-0.1
-0.2
-0.3
-0.4
Placebo
TTP399
Δ = -0.36%
p <0.001
0
6
12
Study Week

Randomized, Double-Blind, Placebo Controlled 2-Part Study of ~100 patients. A total of 49 patients in the treatment groups received 800mg daily of *cadisegliatin*.

15

1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8

16 No Observed Increased Risk of Ketoacidosis with Cadisegliatin vs. Insulin Alone1 SimpliciT1 Phase 2 Trial in patients with T1D Abnormal Ketones > 0.4 mmol/L Abnormal Ketones > 0.6 mmol/L 1: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8

17 Cadisegliatin was Well-Tolerated Across People Living with T1D or T2D1,2 1: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Sci Transl Med. 2019 Jan 16;11(475):eaau3441. 2: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8 Type 1 Diabetes – Phase 2, 3-month trial Type 2 Diabetes – Phase 2, 6-month trial Cadisegliatin 800 mg (n=56) Placebo (n=49) Cadisegliatin 400 mg (n=50) Cadisegliatin 800 mg (n=42) Placebo (n=48) Sitagliptin (n=49) Treatment Emergent and Serious Adverse Events1,2 Subjects with ≥1 TEAE (%) 36 (64) 32 (65) 26 (52) 21 (50) 29 (60) 30 (61) Subjects with ≥1 related TEAE (%) 3 5 3 (6) 8 (19) 4 (8) 8 (16) SAEs 1 1 0 0 0 0 Subjects with ALT, AST, ALP > 1.5 UNL and/or bilirubin >2 ULN (%) 2 (4) 1 (2) 1(2) 0 0 0 Subjects with AST or ALT >3 ULN and bilirubin >1.5 ULN 0 0 0 0 0 0 DKA Events 0 0 N/A Subjects with ≥ 1 BOHB > 1mmol/l 1 (2) 3 (5)

# Cadisegliatin Did Not Adversely Impact Lipids or Liver Enzymes[1]

Phase 2 trial, 6-months

## Fasting Lipid Changes from Baseline in Type 2 Diabetes Patients[1]

| | **Cadisegliatin** 400 mg (n=50) | **Cadisegliatin** 800 mg (n=42) | Sitagliptin (n=49) |
|---|---|---|---|
| **Triglycerides (mg/dl)** | **+1.5** | **-13.3** | **-27.4** |
| **LDL-Cholesterol (mg/dl)** | **+7.9** | **+2.9** | **-2.0** |
| **HDL-Cholesterol (mg/dl)** | **-0.4** | **+3.2*** | **+0.9** |

*P < 0.05

1: Vella A, et al. Targeting hepatic glucokinase to treat diabetes with TTP399, a hepatoselective glucokinase activator. Sci Transl Med. 2019 Jan 16;11(475):eaau3441

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Cadisegliatin CATT1 Study – Informed by FDA Advice and Published Guidance for Endpoint Selection, Exposure and Population Criteria

Clinical hold lifted March 14, 2025; CATT1 trial expected to resume Q2 2025 following submission of protocol amendment to reduce the trial from 12 to 6 months which will expedite time to topline data by forgoing additional 6-month safety assessment with no impact on original key endpoints

CATT1 Study
Target Enrollment: 150 subjects at ~22 US sites



8-12 weeks
26 weeks
Randomization
R
TTP399: 800mg QD
TTP399: 800mg BID
Insulin Alone
Screen & Lead-in
Primary endpoint:
Hypoglycemia @ 26 weeks

Primary endpoint
Incidence of Level 2 or Level 3 hypoglycemic events

Key secondary endpoint
Change in Hemoglobin A1C

CATT1 (TTP399-302) is the first Phase 3 trial to assess the efficacy of cadisegliatin in patients utilizing continuous glucose monitoring (CGM)

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20 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 Issued Pending Strong IP Protection for Cadisegliatin in T1D and T2D through 2041 Exclusivity Period* * Dates are provided for informational purposes only; actual results may differ from expectations. Issued in US,Pending in >90% of Worldwide Pharma Markets Granted in 8 European Countries, Japan, Canada and Australia Pending in US, China and Hong Kong Cadisegliatin Formulation: Spray-Dried or Wet Granulation (Estimated Expiration 2-28-2034) Combo: Cadisegliatin & Insulin for Type 1 Diabetes (Expires 6-19-2039) Polymorphs of Cadisegliatin (Estimated Expiration 6-07-2041) Oxidized Forms of Cadisegliatin (Estimated Expiration 2-12-2041) Salts & Co-Crystals of Cadisegliatin (Estimated Expiration 6-07-2041) Combo: Cadisegliatin & Metformin (Expires 07-20-2032) Cadisegliatin & GLP-1 Analog for Type 2 Diabetes (Expires 05-15-2033) Proposed Product Type 2 Diabetes

21 Small Molecule Portfolio

Broader Portfolio Continues to Offer Additional Upside and Shareholder Value

Product	Indication	Pre-clinical	Phase I	Phase II	Phase III	Partners + Rights
GK Activator Cadisegliatin (TTP399)	**Type 1 Diabetes**					VTV THERAPEUTICS
	Type 2 Diabetes					G42 Healthcare — Certain countries in the Middle East, Africa, and Central Asia
PDE4 Inhibitor HPP737	**Psoriasis**					NEWSOARA 恒翼生物医药 — Asia, excl. Japan
	COPD					
	Atopic Dermatitis					
RAGE Antagonist Azeliragon	**Glioblastoma**					CANTEX PHARMACEUTICALS — Global
	Pancreatic Cancer					
	Breast Cancer					
	Pneumonia					
RAGE Antagonist TTP-RA	**Type 1 Diabetes Prevention**					VTV THERAPEUTICS
Oral GLP-1R Agonist TTP273	**Type 2 Diabetes**					
Nrf2/Bach1 Modulator HPP971 /HPP3033	**Oxidative Inflammatory Indications**					
Mavodelpar (HPP593) PPAR-δ Agonist	**Dyslipidemia** **Muscle Atrophy**					

Pipeline candidates are under investigation and the safety and efficacy has not been established. There is no guarantee that these products will receive health authority approval or become commercially available for the use(s) being investigated

22 | VTV

23 Cadisegliatin (TTP399) GK Activator HPP737 PDE4 Inhibitor Azeliragon RAGE Antagonist Type 2 Diabetes Phase 2 initiation 2025 Middle East Psoriasis*, COPD, Atopic Dermatitis Ongoing Phase 2 and Phase 3* trials China Pneumonia**, Glioblastoma, Breast Cancer, Pancreatic Cancer Ongoing Phase 2 and Phase 3** trials US Certain countries in the Middle East, Africa, and Central Asia China Global Royalties in high single digits Over $100 M potential value Potential for 20 - 40% of economics from commercialization or acquisition Partnerships Provide Potential Independent Revenue Streams

24 HPP737: Oral, Novel, Potent and Selective PDE4 Inhibitor 1. Internal Study Report provided by Newsoara – data on file; 2: vTv Internal Studies – Data on File; 3. Internal Studies – Data on File Phase 3 in psoriasis in China completed with once daily dosing 1 Ongoing long-term open label extension study in psoriasis (week 16-52) 1 Preclinical potency on par with or superior to competitor PDE4 inhibitors (e.g., OTEZLA, Amgen®)2 Did not cross the blood-brain barrier in preclinical studies2 No significant GI intolerance (nausea, vomiting, diarrhea)3 No need for titration3 Additional $20 M upfront Up to $41 M in development milestones Up to $35 M in sales-related milestones Royalties in the mid to upper single digits based on sales Global license effective upon payment of the $20M upfront fee Clinically Advanced Differentiated Profile Potential Newsoara Global Partnership

25 Azeliragon: Novel, Oral Full Spectrum RAGE Antagonist Cantex has an exclusive global license to develop and commercialize azeliragon 1: https://cantex.com/pipeline/ 2: https://cantex.com/2024/12/09/cantex-pharmaceuticals-receives-fda-orphan-drug-designation-for-azeliragon-for-the-treatment-of-brain-metastasis-from-breast- cancer/; 3: Cantex Corporate Presentation August 2024 Several ongoing US Phase 2 trials for the treatment of various cancer indications1 Three FDA Orphan Drug Designations: glioblastoma, pancreatic cancer and brain metastasis from breast cancer2 US Phase 3 trial in hospitalized patients with pneumonia to prevent acute kidney injury1 Well-tolerated safety profile in more than 2000 individuals dosed for periods up to 18 months3 Once daily dosing3 Clinical data showed inhibition of mechanisms that stimulate cancer growth3 With potential for 20-40% economics from acquisition or commercialization Exclusive worldwide license for all indications except for diabetes, psoriasis and Alzheimer’s disease Mid- to Late-Stage Trials Characterized Clinical Profile Cantex Global License

26 TTP273 Oral GLP-1 agonist HPP971 /HPP3033 Nrf2/Bach1 Modulator Obesity Phase 2 ready Oxidative inflammation Phase 1 assets Negligible observed GI side effects1 Franchise opportunity Potential for improved tolerability, convenience and accessibility vs. current standards of care1 Diverse compounds with proof-of-concept efficacy data in multiple animal models2 Expansion opportunities in weight management, T2D and beyond Broad application Additional Programs: Differentiation in Large Market Opportunities 1: Internal Studies – Data on File 2: Internal Studies – Data on File

27 TTP273: Oral Small Molecule GLP-1 Receptor Agonist 1: https://www.niddk.nih.gov/health-information/health-statistics/overweight-obesity; 2: Blue Health Intelligence, Real World Trends in GLP-1 Treatment Persistence and Prescribing for Weight Management, May 2024; 3: Heather P. Whitley, Jennifer M. Trujillo, Joshua J. Neumiller; Clin DiabActivation of the GLP-1 receptor by a non-peptidic agonist. Nature 577etes 1 July 2023; 41 (3): 467–473; 4: Internal Studies – Data on File; 5: Zhao, P., Liang, YL., Belousoff, M.J. et al., 432–436 (2020). https://doi.org/10.1038/s41586-019-1902-z Ph1 and Ph 2 efficacy and tolerability profile support use for obesity, weight loss and T2D Ideal for fixed dose combinations with oral agents Targets High Unmet Needs Negligible observed GI side effects Expansion Potential 42% of adults in the U.S. are obese1 GI side effects like nausea and vomiting compromise adherence and efficacy2 Current peptide standards of care are limited by high cost and low supply3 No nausea and vomiting with improved satiety, HbA1c and body weight4 No need for titration or administration with meals4 Binds to an allosteric site distinct from the peptide site5

28 HPP971 /HPP3033: Nrf2-Bach 1 Modulator Platform Potential to advance multiple distinct compounds targeting reduced oxidative stress and inflammation 1: Internal Studies – Data on File Multiple non-electrophilic small-molecule compounds with distinct profiles Opportunity to advance multiple molecules into different indications Completed 1 month toxicology studies Completed SAD and MAD studies No dose limiting toxicities1 Observed in disease relevant animal models1 related to: Liver disease (NASH) Kidney disease Autoimmune disease (MS, IBD) Reperfusion injury/hypertension Neurodegeneration (Parkinson’s disease, AD) Bone Loss (Periodontitis, Osteoarthritis) Ocular disease (Presbyopia) Franchise Opportunity Phase 1 Asset Preclinical Efficacy/ Proof Of Concept

Summary: Cadisegliatin has Potential to be First Oral Adjunct Therapy for T1D

Novel oral liver selective glucokinase activator in development to reduce hypoglycemia and improve glycemic control vs. insulin alone

Targets High Unmet Needs

~80% of 1.6M Americans living with T1D fail to achieve target blood glucose control with current SOC[1]

Hypoglycemia is often the major barrier to glycemic control[2]

Derisked by Ph1 and Ph2 Data

Dosed in 500+ subjects to date[3]

Positive impact on hypoglycemia and HbA1c[4]

In Late-Stage Development

Phase 3 trial initiated Q2 2024

Clinical hold lifted March 2025

CATT1 Phase 3 trial expected to resume Q2 2025*

FDA Breakthrough Designation

* Following submission of protocol amendment to reduce the trial from 12 to 6 months which will expedite time to topline data by forgoing an additional 6-month safety assessment with no impact on original key endpoints

1: Akturk HK, et al., T1D Exchange Quality Improvement Collaborative; Factors Associated With Improved A1C Among Adults With Type 1 Diabetes in the United States. Clin Diabetes. 2 January 2023; 41(1): 76–80. https://doi.org/10.2337/cd22-0067; 2: American Diabetes Association Standards of Care in Diabetes – 2024; 3: Internal Studies – Data on File; 4: Klein KR et al. The SimpliciT1 study: a randomized, double-blind, placebo-controlled phase 1b/2 adaptive study of TTP399, a hepatoselective glucokinase activator, for adjunctive treatment of type 1 diabetes. Diabetes Care. 2021 Apr 1;44(4):960-8

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VTV

30 Nasdaq: VTVT Thank You